SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Under ss. 240.14a-12

                         CYBER MERCHANTS EXCHANGE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required
|_|  $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          5)   Total fee paid:

               -----------------------------------------------------------------

|X|  Fee paid previously by written preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:            $85.00
                                ------------------------------------------------
     2)  Form Schedule or Registration Statement No.:         FORM 14 A
                                                     ---------------------------
     3)  Filing Party:     CYBER MERCHANTS EXCHANGE, INC.
                      ----------------------------------------------------------
     4)  Date Filed:       NOVEMBER 19, 2004
                    ------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2005
--------------------------------------------------------------------------------


April 8, 2005



TO OUR SHAREHOLDERS:

I am pleased to invite you to attend the Annual Meeting of Shareholders of Cyber Merchants Exchange, Inc. as detailed below:



DATE AND TIME       May 16, 2005 at 5 p.m.



PLACE               Cyber Merchants Exchange
                    4349 Baldwin Ave., Unit A
                    El Monte, CA. 91731

ITEMS OF BUSINESS

                    I. To approve a one for eight and one-half reverse stock split of the Company stock;

                    II. To approve the transfer of all of the assets and liabilities of the Company to ASAP Show Inc., a wholly owned subsidiary of the Company;

                    III. To approve  the  distribution  of  8,500,000  shares of common stock of ASAP Show Inc., representing all of the outstanding shares of ASAP Show Inc., to the shareholders of the Company on a pro rata basis;

                    IV. To approve the sale of 7,000,000 shares of common stock of the Company for $425,000 to Keating Reverse Merger Fund LLC;

                    V. To transact such other business as may properly come before the meeting or any adjournment thereof.



RECORD DATE              Only  shareholders  of  record  at the  close of
                         business on March 25, 2005, the record date for the meeting, are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.



VOTING BY PROXY          To assure your  representation at the meeting,  you are
                         urged to vote your shares by designating your proxies as promptly as possible.

         All of the Company's shareholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE OR FAX IT TO (626) 636-2536. NO ADDITIONAL POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                           By Order of the Board of Directors,

                                           /s/ Luz Jimenez
                                           -------------------------------------
                                           Luz Jimenez
                                           SECRETARY

--------------------------------------------------------------------------------



April 8, 2005

DEAR SHAREHOLDERS:

You are invited to attend the Annual Meeting of Shareholders of Cyber Merchants Exchange, Inc. to be held at 5:00 p.m. Pacific Time on May 16, 2005 at the executive offices of the Company located at 4349 Baldwin Ave., Unit A, El Monte, CA. 91731.



The accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement describe proposals comprising a reorganization of the Company to be presented at the Annual Meeting. The Board of Directors recommends that shareholders vote in favor of the reorganization proposals.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the Proxy Card in the enclosed self-addressed and stamped envelope, or by facsimile at (626) 636-2536, as soon as possible. Your stock will be voted in accordance with the instructions you have given in the Proxy Card. You may still attend the Annual Meeting and vote in person even if you have previously voted by proxy.



I will look forward to meeting you at our Annual Meeting on May 16, 2005.



                                                Sincerely,

                                                /s/ Frank S. Yuan
                                                --------------------------------
                                                Frank S. Yuan
                                                CHAIRMAN OF THE BOARD AND CHIEF
                                                EXECUTIVE OFFICER

                         CYBER MERCHANTS EXCHANGE, INC.
                            4349 Baldwin Ave., Unit A
                               El Monte, CA. 91731
                               Tel: (626) 636-2530
                               Fax: (626) 636-2536

                                 PROXY STATEMENT

                     DATE, TIME AND PLACE OF ANNUAL MEETING



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cyber Merchants Exchange, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the Company, 4349 Baldwin Ave., Unit A, El Monte, CA. 91731 on May 16, 2005 at 5:00 p.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice. The record date for the meeting is the close of business on March 25, 2005. All holders of record of the Company's common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. The approximate date of mailing of this Proxy statement and the accompanying proxy is April 8, 2005.



                               THE REORGANIZATION

         The Board of Directors has approved and has submitted to shareholders proposals for a reorganization of the Company (the "Reorganization"). Each of the proposals must be approved by the shareholders for the Reorganization to take effect. The proposals are the following:

               1. A one for eight and one-half reverse stock split of the Company stock (the "Reverse Split");
               2. The transfer of all of the assets and liabilities (the "Transfer") of the Company to ASAP Show Inc., a wholly owned subsidiary of the Company ("ASAP");
               3. The distribution of 8,500,000 shares of common stock of ASAP, representing all of the outstanding shares of ASAP, to the shareholders of the Company on a pro rata basis (the "Distribution");
               4. The sale of 7,000,000 shares of common stock of the Company to Keating Reverse Merger Fund LLC for $425,000 (the "Investment");

         If the Reorganization is approved, the shareholders of the Company will own stock in ASAP in the same proportion as their present ownership of the Company. ASAP will operate the trade show business currently operated by the Company. Shareholders of the Company will also own 12.5% of the Company with Keating Reverse Merger Fund LLC owning 87.5%. The Company will become a blank check company whose plan is to merge with another company.

                                PROXY INFORMATION

         A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy card, as promptly as possible, in the postage prepaid envelope provided to insure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the meeting FOR the Reorganization proposals.

                             RECORD DATE AND VOTING

RECORD DATE



         The record date for the Annual Meeting is the close of business on March 25, 2005. If the shareholders of record on March 25, 2005 present in person, or represented by their proxies, at the meeting hold a majority of the Company's outstanding stock entitled to vote, a quorum will exist for the transaction of business at the meeting. Shareholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.



SHAREHOLDER LIST

         At least 10 days before the Annual Meeting, the officer or agent in charge of the stock transfer books for the shares of the Company will make a complete list of the shareholders entitled to vote at the meeting arranged in alphabetical order, with the address and number of shares held by each shareholder. The list will be kept on file at the principal offices of the Company and will be subject to inspection by any shareholder at any time during usual business hours. The list will be present for inspection at the Annual Meeting.

PROXIES

         Each shareholder entitled to vote at the Annual Meeting may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact, but no proxy can be voted or acted upon after six months from its date, unless the proxy provides for a longer period. The proxy must be filed with the Inspector of Elections of the Company before or at the time of the Annual Meeting.

         The following constitute valid means by which a shareholder may authorize another person to act for him or her as proxy:

         (1) A shareholder may execute a writing authorizing another person or persons to act for him or her as proxy. The proxy may be limited to specific proposals. Execution may be accomplished by the signing of the writing by the shareholder or his or her authorized officer, director, employee or agent or by causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, a facsimile signature.

         (2) A shareholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy. The transmission must either set forth or be submitted with information from which it can be determined that it was authorized by the shareholder.

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable out-of-pocket expenses regarding these solicitations. Certain of the Company's directors, officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, electronic mail, facsimile or telegram. The Company will pay no additional compensation to its officers, directors and employees for these activities.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS



         The date and time of the opening of the polls for the Annual Meeting of the Shareholders of the Company shall be 5:00 p.m. on May 16, 2005. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court, upon application by a shareholder, determines otherwise.

VOTING

         The Inspector of Elections will tabulate votes cast by proxy or in person at the Annual Meeting with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether a quorum is present. Each shareholder of record at the close of business on March 25, 2005 is entitled to one vote for each share then held on each matter submitted to a vote of shareholders. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise the Company that it lacks voting authority.



         The  voting   requirements  for  the  approval  of  the  Reorganization
proposals at the Annual Meeting are as follows:

     o A shareholder submitting a proxy may vote FOR or AGAINST or ABSTAIN from voting for approval of the Reverse Split, the Transfer, the Distribution and the Investment. All of the Reverse Split, the Transfer, the Distribution and the Investment must be approved for any of them to be effective and for the Reorganization to take effect. If any one of these proposals is not approved, none of them will take effect.

     o If a submitted proxy is properly signed but unmarked in respect of approval of a proposal, the proxy agents named in the proxy will vote all the shares represented thereby FOR approval of the proposal.

     o In accordance with California corporations law and the Company's Bylaws, each of the proposals submitted to the shareholders of the Company requires a quorum consisting of a majority of the Company's issued and outstanding shares entitled to vote, and a favorable vote of a majority of the Company's issued and outstanding shares entitled to vote on the proposal present at the Annual Meeting. An abstention from voting on any of these matters by a shareholder, while included for purposes of calculating a quorum for the meeting, has the effect of voting AGAINST the particular proposal. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have the effect of voting AGAINST approval of the proposals.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THERE OF

         As of March 2, 2005, the Company had 7,472,673 shares of its common stock issued and outstanding. Each share of record on March 25, 2005 will be entitled to one vote at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



         The following table sets forth as of March 2, 2005 certain information known to the Company regarding the beneficial ownership of the Company's common stock, and as adjusted to reflect the share ownership for (i) each executive officer or director of the Company who beneficially owns shares; (ii) each shareholder known to the Company to beneficially own five percent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. The individuals listed in the table are accessible at the following address: 4349 Baldwin Ave., Unit A, El Monte, and CA. 91731.



                             PRINCIPAL STOCKHOLDERS

                                                AMOUNT AND NATURE OF     PERCENTAGE OF COMMON
NAME                                              BENEFICIAL OWNER        SHARES OUTSTANDING
---------------------------------------------------------------------------------------------
(I) DIRECTORS AND EXECUTIVE OFFICERS
---------------------------------------------------------------------------------------------
Frank S. Yuan - CEO and Chairman (1)                  3,170,000                  33.69%
James Vandeberg, Director (2)                            45,315                   0.48%
Deborah Shamaley, Director (3)                          355,000                   3.78%
Charles Rice, Director (4)                              115,000                   1.23%
Luz Jimenez - Controller (5)                             66,563                   0.72%
(II) ALL DIRECTORS AND OFFICERS AS A GROUP            3,751,878                  39.90%
TOTAL OUTSTANDING SHARES (6)                          9,403,140                 100.00%
---------------------------------------------------------------------------------------------

(1) Includes 2,450,000 shares of common stock held. Also, includes 720,000 shares of vested stock options.

(2)  Includes 45,315 shares of vested stock options.

(3) Includes 300,000 shares of common stock held. Also, includes 55,000 shares of vested stock options.

(4) Includes 60,000 shares of common stock held. Also, includes 55,000 shares of vested stock options.

(5) Includes 15,000 shares of common stock held. Also, includes 51,563 shares of vested stock options.

(6)  Includes 926,978shares of vested stock options


CHANGE IN CONTROL

         Except as provided for in the Securities Purchase Agreement referred to in the Investment, the Company is not aware of any arrangement that would upset the control mechanisms currently in place. Although it is conceivable that a third party could attempt a hostile takeover of the Company, the Company has not received notice of any such effort.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Directors and officers of the Company are required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission their transactions in, and beneficial ownership of, the Company's common stock, including any grants of options to purchase common stock. To the best of the Company's knowledge, for the period from July 1, 2003, to June 30, 2004, all reports were filed on a timely basis.


                          BOARD MEETINGS AND COMMITTEES

         The Board of Directors has, as standing committees, an Executive Committee, a Compensation Committee and an Audit Committee. During the fiscal year ended June 30, 2004, the Board of Directors held two regular meetings and four special meetings. All directors attended 80% or more of the total meetings of the Board and committees of the Board on which they served.

         The Executive Committee consists of Frank Yuan, Charles Rice and Deborah Shamaley. The Executive Committee has authority to take any action other than appointment of auditors, election and removal of directors and appointment of officers, which can be taken only by the entire Board. During the fiscal year ended June 30, 2004, the Executive Committee held three meetings.

         The Compensation Committee consists of Deborah Shamaley, Frank Yuan and Charles Rice. The principal functions of the Compensation Committee are to establish the compensation of executive officers, review management organization and development, review significant employee benefit programs and administer the Company's Stock Option Plans. The Compensation Committee held two meetings during the fiscal year ended June 30, 2004.

AUDIT COMMITTEE REPORT

         The Audit Committee held four (4) meetings during fiscal year 2004. The consolidated financial statements of the Company for fiscal year ended June 30, 2004, have been examined by Squar, Milner, Reehl & Williamson, LLP as the Company's independent auditors. The Audit Committee has appointed Corbin and Company as the Company's independent auditors for the fiscal year ending June 30, 2005.

         The Audit Committee hereby reports as follows:

          (1)  The Audit  Committee  has  reviewed  and  discussed  the  audited
               consolidated   financial   statements  with  management  and  the
               independent auditors;

          (2) The Audit Committee has discussed with Squar, Milner, Reehl & Williamson, LLP, the Company's independent auditors for fiscal year 2004, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, modified or supplemented;

          (3) The Audit Committee has received the written disclosure and letter from Squar, Milner, Reehl & Williamson, LLP, required by Independence Standards Board Standard No. 1 and has discussed with Squar, Milner, Reehl & Williamson, LLP, their independence; and

          (4) In reliance on the foregoing review and discussions, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

         The following table sets forth the fees paid by the Company for professional services rendered by Squar, Milner, Reehl & Williamson, LLP for the audit of the annual financial statements for fiscal years 2004 and 2003 and fees billed for other services rendered by Squar, Milner, Reehl & Williamson, LLP:


TYPE OF SERVICES RENDERED                        2003           2004
-------------------------                        ----           ----
Audit Fees                                      $ 43,000        $ 41,000
Audit-Related Fees                              $ 3,500         $ 3,500
Tax Fees                                          $ 0           $ 0
All Other Fees                                    $ 0           $ 0

         The Company does not have a Nominations Committee. The Board of Directors, as a whole, identifies and screens candidates for membership on the Company's Board.

(1)  Audit Committee

The Audit Committee is governed by a written charter, a copy of which charter accompanies this Proxy Statement as Appendix A (Page A-1). The Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each quarterly period and reviews and evaluates our internal control functions. The Audit Committee was established by the directors of Cyber Merchants Exchange, Inc. on August 9, 2000. Charles Rice serves as the Audit Committee Chairman. Mr. Rice is an independent audit committee member according to the definition used by NASDAQ for audit committee independence, and is an audit committee qualified financial expert. James Vandeberg and Deborah Shamaley are other members of the audit committee.

(2) Pre-Approval Policies and Procedures

The Audit Committee has sole authority to approve any audit and significant non-audit services to be performed by its independent accountants. Such approval is required prior to the related services being performed.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF NAMED EXECUTIVE OFFICERS

         The following table sets forth the compensation we have paid to each executive officer and all executive officers as a group, for the fiscal year ended June 30, 2004, annual compensation, including salary and bonuses paid by the Company to the Chief Executive Officer. No other executive officers received more than $100,000 in the fiscal year ended June 30, 2004. The Company does not currently have a long-term compensation plan and does not grant any long-term compensation to its executive officers or employees. The table does not reflect certain personal benefits, which in the aggregate are less than ten percent of the named executive officer's salary and bonus. No other compensation was granted for the fiscal year ended June 30, 2004.


                           SUMMARY COMPENSATION TABLE

                                                                               Long Term Compensation
                                                                    ---------------------------------------
                                    Annual Compensation                      Awards             Payouts
-----------------------------------------------------------------------------------------------------------------------------
     Name                                                Other      Restricted     Securities
      and                                               Annual         Stock       Underlying
   Principal                                          Compensation   Award(s)       Options/       LTIP         All Other
   Position       Year     Salary ($)     Bonus ($)       ($)           ($)       SARs (#) (1)  Payouts ($)  Compensation ($)
-----------------------------------------------------------------------------------------------------------------------------
Yuan, Frank       2004      $150,000        N/A            $0           N/A           5,000        N/A             $0
(CEO)             2003      $150,000        N/A            $0           N/A           5,000        N/A             $0
                  2002      $150,000        N/A            $0           N/A           5,000        N/A             $0
-----------------------------------------------------------------------------------------------------------------------------

     (1) Consists of grants of stock options under the Company's 1996, 1999, and 2001 Stock Option Plans.

         The following table sets forth certain information concerning grants of stock options pursuant to the 1996, 1999 and 2001 Stock Option Plans to the named executive officer during the year ended June 30, 2004

                     OPTION / SAR GRANTS IN LAST FISCAL YEAR

                                                       % of Total
                                 Number of              Options /
                                Securities                SARS
                                Underlying             Granted to
                              Options / SARS          Employees in         Exercise or Base
          Name                    Granted            Fiscal Year (1)         Price ($/Sh)          Expiration Date
------------------------------------------------------------------------------------------------------------------
Yuan, Frank (CEO)                140,000                   26%                   $0.20               09/18/13 (2)
Yuan, Frank (CEO)                 40,000                    7%                   $0.20               09/18/13 (2)
------------------------------------------------------------------------------------------------------------------

     (1) Options to purchase an aggregate of 545,000 shares of Common Stock were granted to employees, including the named executive officer, during the fiscal year ended June 30, 2004. Stock options granted are under the terms of the 1996, 1999, and 2001 Stock Option Plans. Generally, vesting of granted stock options is based on the following schedule: 25% of grant vests 6 months after the grant, then at 4.16% per month, to be completely vested in two years.

     (2) 140,000 shares were granted based on the 1999 stock option plan. Vesting of granted stock options is based on 25% of grant vests 6 months after the grant, then at 4.16% per month, to be completely vested in two years. 40,000 shares were granted based on the 2001 stock option plan. The options vested upon grant

         The following table sets forth certain information concerning exercises of stock options pursuant to the 1996 and/or 1999 Stock Option Plans by the named executive officer during the year ended June 30, 2004 and stock options held at year end.

              AGGREGATED OPTION / SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION / SAR VALUES

                                                                              Number of
                                                                              Securities              Value of
                                                                              Underlying             Unexercised
                                                                              Unexercised           In-the-Money
                                                                            Options / SARs         Options / SARs
                                                                             At FY-End (#)          at FY-End ($)
                              Shares Acquired                                Exercisable /          Exercisable /
          Name                On Exercise (#)      Value Realized ($)        Unexercisable         Unexercisable *
------------------------------------------------------------------------------------------------------------------
Yuan, Frank (CEO)                    0                     $0                  720,000/0              $237/$0
------------------------------------------------------------------------------------------------------------------

o On June 30, 2004, the average of the high and low price of the stock trading on the OTC BB was $0.25.

THE 1996 STOCK OPTION PLAN

         The Company's 1996 stock option plan (the "1996 Plan") provides for granting of stock options to employees, and non-employee directors. The Company has reserved 250,000 shares of common stock for issuance under the 1996 Plan. The Board of Directors determines the terms and conditions of grants of stock options. Generally, one-half of the granted option is exercisable after the employee's first year of employment. The remaining option is exercisable after the end of the employee's third year of employment. The option granted will expire within three months after termination of employment. In connection with the Reorganization, all outstanding options will be cancelled and the 1996 Plan will be terminated.

THE 1999 STOCK OPTION PLAN

         The Company's 1999 stock option plan (the "1999 Plan") provides for granting of stock options to employees, officers, directors, and other entities that have made contributions to the Company. The Company has reserved 2,000,000 shares of common stock for issuance under the 1999 Plan. The Board of Directors determines the terms and conditions of granting stock options. Generally, the vesting period is two years allocating as follows: the first 25% of options granted is exercisable after the first six months of employment, then 4.16% is vested each month thereafter. The 1999 Plan provides for the useful life of the options granted to be 10 years starting from the granting date. The options granted will be expired within one month after the termination of employment.

       During the year ended June 30, 2004 the Company granted a total of 290,000 options to employees, directors, officers, consultants, attorneys, finders, and outside sales representatives. The exercise price of options granted was $0.20 (the fair market value of the Company's common stock on the date of grant). The Company applies APB Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock option plans. As a result, the Company recognized non-cash stock-based compensation expense of $0 for the year ended June 30, 2004. In connection with the Reorganization, all outstanding options will be cancelled and the 1999 Plan will be terminated.

THE 2001 STOCK OPTION PLAN

       The Company's 2001 stock option plan ("2001 Plan") provides for the granting of stock options to employees, officers, director, and other entities who have made contributions to the Company. The Company has reserved 2,000,000 shares of common stock for issuance under the 2001 Plan. The Board of Directors determines the terms and conditions of granting stock options. Generally, the vesting period is two years, allocated as follows: the first 25% of options granted are exercisable after the first six months of employment, then 4.16% are vested each month thereafter. The 2001 Plan provides for the useful life of the options granted to be 10 years starting from the date of grant. The options granted expire within three months after the termination of employment.

       During the year ended June 30, 2004, the Company granted options to purchase an aggregate of 330,000 shares of restricted common stock under the 2001 Plan at exercise prices of $0.20 - $0.51 per share (estimated fair market value of the Company's common stock on the date of grant), to various employees of the Company. The options vest through December 2005 and are exercisable through December 2013. In connection with the Reorganization, all outstanding options will be cancelled and the 2001 Plan will be terminated.

                            COMPENSATION OF DIRECTORS

All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as directors of the Company.


The Company has compensated its directors with stock options for their service as directors. During the fiscal year ended June 30, 2004, Company directors received the following nonqualified stock options from the 2001 Stock Option Plan for their service as directors.

                          DIRECTOR                  OPTIONS
                          --------                  -------
                          Don McNabb                5,000 (1)
                          Mary McNabb               5,000 (1)
                          Charles Rice             12,500
                          James Vandeberg          15,000
                          Deborah Shamaley         12,500
                          Frank Yuan               45,000

(1) No longer directors of the Company

                       APPROVAL OF PLAN OF REORGANIZATION

         On November 19, 2004 the Company entered into a Securities Purchase Agreement (the "SPA") with Keating Reverse Merger Fund, LLC ("Keating") and Frank Yuan, Chairman of the Board and Chief Executive Officer of the Company ("Yuan") providing for the investment by Keating of $425,000 in the Company. As a condition to the Investment, the Reorganization as set forth in this proxy statement must be approved and completed. The Investment by Keating will provide the Company with working capital and allow the Company to grow its trade show business. At the same time, the Reorganization will allow the shareholders of the Company to participate in the growth of the trade show business through the spin-off of a subsidiary of the Company which owns and operates the trade show business. Following the Reorganization, the Company will be majority owned by Keating and will seek a business combination with an operating company.

         The Board of Directors of the Company approved the Reorganization on November 9, 2005 and recommended that its components be submitted to the shareholders for approval. Each of the components of the Reorganization must be approved for the Reorganization to be effective. The components of the Reorganization are as follows:

          o a one for eight and one-half reverse stock split of the Company stock;

          o the transfer of all of the assets and liabilities of the Company to ASAP;

          o the distribution by the Company of 8,500,000 shares of common stock of ASAP (representing all of the issued and outstanding shares of ASAP) to the shareholders of the Company on a pro rata basis;

          o the purchase of 7,000,000 shares of common stock of the Company by Keating for $425,000.

THE STOCK BONUS

         If the Reorganization is approved, the Company will issue 1,027,327 shares (the "Stock Bonus") to certain key employees and directors of the Company. The Stock Bonus is not subject to shareholder approval. The individuals currently have stock options in the Company which will be cancelled as part of the Reorganization. Because of the price of the Company's stock, none of these options have ever been exercised. In addition, the employees have not received any significant pay increases in recent years. Directors have never been paid fees for services on the Board. The issuance of the Stock Bonus shares is meant to partially compensate these individuals for their significant contributions to the Company. Based upon the per share price of the Investment, the value of the Stock Bonus is $7,338. The Stock Bonus will be taxable to the recipients.

The following table summarizes the Stock Bonus:

----------------------------------------------------------------------------------------------------
                                                  PROPOSED BONUS     AFTER 8.5 TO 1    CASH VALUE OF
NAME                         AFFILIATION              SHARES         REVERSE SPLIT     STOCK BONUS*
----------------------------------------------------------------------------------------------------
Charles Rice                   Director               127,500           15,000          $     900.00
----------------------------------------------------------------------------------------------------
Deborah Shamaley               Director               127,500           15,000          $     900.00
----------------------------------------------------------------------------------------------------
James Vandeberg                Director                85,000           10,000          $     600.00
----------------------------------------------------------------------------------------------------
Luz Jimenez                    Controller              51,000            6,000          $     360.00
----------------------------------------------------------------------------------------------------
Frank Yuan                     Director/CEO           330,327           38,862          $   2,331.72
----------------------------------------------------------------------------------------------------
All officers and directors
as a group                                            721,327           84,862          $   5,091.72
----------------------------------------------------------------------------------------------------
All non-officers and
directors as a group                                  306,000           36,000          $   2,247.00
----------------------------------------------------------------------------------------------------
Total                                               1,027,327          120.862          $   7,338.72
----------------------------------------------------------------------------------------------------

* Value per share is based upon Keating's Investment of $425,000 for 7 million shares which is the equivalent of $0.06 per share

THE REVERSE SPLIT

         After the issuance of the Stock Bonus shares, the Company will have 8,500,000 shares outstanding. Upon giving effect to the Reverse Split, the Company will have approximately 1,000,000 shares outstanding. The Reverse Split will allow for special treatment of certain stockholders to preserve round lot (100 shares or more) shareholders, which the Company believes will make it more attractive for a subsequent business combination with an operating company. Under the terms of the Reverse Split, shareholders holding between 100 and 850 shares will receive 100 shares after the Reverse Split. Shareholders holding less than 100 common shares will not be affected by the Reverse Split. No fractional shares will be issued for any fractional share interest created by the Reverse Split. Shareholders will receive a full common share for any fractional share interests created by the Reverse Split.

         There are no tax consequences to shareholders as a result of the Reverse Split.

CREATION OF ASAP

         The Company formed ASAP as a wholly-owned subsidiary and owns all 8,500,000 shares of ASAP currently outstanding. The initial officers and directors of ASAP are the current officers and directors of the Company. Each of the following persons are the directors of ASAP to serve until the next Annual Meeting of ASAP's stockholders and until their successors shall be elected and qualify.

                 NAME OF DIRECTOR     AGE     POSITIONS HELD WITH COMPANY
                 ----------------     ---     ---------------------------
                 Charles Rice          62     Director since 1996
                 Deborah Shamaley      46     Director since 1996
                 James Vandeberg       61     Director since 2001
                 Frank S. Yuan         56     Chairman of the Board since 1996
                                              Chief Executive Officer since 1996

         There are no family relationships among any of the directors and executive officers.

         The following sets forth certain biographical information concerning each director:

         CHARLES RICE. Charles Rice, Senior International and Domestic buyer, is retired from Sears Roebuck and Montgomery Ward. His 30 plus years of buying experience, reputation, contacts and product sourcing knowledge bring the Company tremendous benefits and a head start in the retail industry. Mr. Rice holds a B.S. degree in business and economics from the University of Delaware.

         DEBORAH SHAMALEY. Deborah Shamaley, a chain store and apparel-jobbing entrepreneur, has 20 years of retail and wholesale apparel experience. Mrs. Shamaley co-founded The Apparel Group ("TAG"). TAG imported and sold women's apparel wholesale to more than 1,800 retailers including Nordstrom's, J.C. Penney's, Sears, and Burlington Coat Factory. TAG also owned and operated a 23 apparel store-chain under the name $11.99 Puff. Ms. Shamaley sold the company in 1996. Currently, Mrs. Shamaley is a franchise partner of a full service Italian restaurant chain called "Johnny Carino's Country Italian," for 25 locations. Mrs. Shamaley has also been involved in Shamaley Ford car dealership, one of the largest in El Paso, Texas since 1995.

         JAMES VANDEBERG. James Vandeberg has been an attorney in private practice specializing in corporate finance for the past 11 years. He brings more than 20 years of Corporate Counsel and Secretary experience to the Company. He has significant experience advising both internet and retail companies on securities, financings, mergers and acquisitions, and general corporate matters, including IPO's, SEC compliance, and investor relations' issues. His retail experience includes 14 years as Corporate Counsel and Secretary at the former Carter Hawley Hale Stores, a holding company for the multi-billion dollar department and specialty retail stores which operated under the names: The Broadway, Neiman Marcus, Contempo Casuals, Emporium, Weinstock's, Bergdorf Goodman, Holt Renfrew - Canada, Waldenbooks, John Wanamaker, Thalhimers, and Sunset House. In addition, Mr. Vandeberg serves on the board of directors for Information Highway.com, Inc. (OTC: BB IHWY), IAS Communications, Inc. (OTC: BB IASCA), and REGI US, Inc. (OTC: BB RGUS). He received his B.A. in accounting from the University of Washington and his J.D. from New York University.

         FRANK S. YUAN. Combining decades of experience in the apparel, banking, real estate, insurance and computer industries, Frank Yuan has developed and started multiple new ventures in his 30 plus years as an immigrant in the United States. Before the Company, Mr. Yuan founded multi-million dollars of business in men's apparel private label & wholesale company, a "Knights of Round Table" sportswear line, a "Uniform Code" sweater line, and men's clothing retail store chain. Mr. Yuan also founded UNI-Fortune, a real-estate development company, and co-founded United National Bank, Evertrust Bank, Western Cities Title Insurance Company and Serv-American National Title Insurance. Mr. Yuan received a B.A. degree in economics from Fu-Jen Catholic University in Taiwan and a M.B.A. degree from Utah State University.

TRANSFER OF TRADE SHOW BUSINESS TO ASAP

         ASAP will focus on operating the trade show business currently being operated by the Company. The $425,000 Investment contemplated as part of the Reorganization and cash on hand will be used to pay all of the liabilities of the Company at the closing of the transactions contemplated under the SPA. ASAP will continue to operate its trade show twice a year in Las Vegas, four shows in China, and manage Material World global pavilion in Miami, FL. In connection with those trade shows, ASAP will accumulate cash from revenues between now and the date of the trade shows. In addition, ASAP will have a revolving $500,000 line of credit from Frank Yuan, the Chairman and Chief Executive Officer of the Company (the "Yuan Line of Credit"). The Yuan Line of Credit bears interest at 8% per annum and expires on September 1, 2006. With the $425,000 investment, the cash accumulated from the trade shows and the Yuan Line of Credit, ASAP will have sufficient cash resources to grow its business and meet the liabilities and obligations with respect to its operations through at least December 2005.



         As a further condition of the Investment, the Company and ASAP will enter into a transfer agreement ("Transfer Agreement") whereby all of the assets of the Company will be transferred to ASAP and all liabilities, obligations and contracts of the Company (known and unknown, fixed or contingent or otherwise) will be assumed by ASAP. In exchange the Company will receive 8,500,000 shares of ASAP common stock. No third party consents to the assumption of contracts by ASAP are required. The Transfer Agreement is subject to the approval of Keating and, as a condition of the Investment, the Company must have no liabilities, obligations, debts, contracts or agreements of any kind or nature.

         In order to provide incentive compensation for ASAP's employees and directors, ASAP will adopt as part of the Reorganization the 2005 Stock Option Plan for employees and members of the Board of Directors. There will be 2,000,000 shares of common stock of ASAP available for grant pursuant to the 2005 Stock Option Plan. There are no current plans for the issuance of stock options.

Corbin and Company will be appointed independent accountants for ASAP.

THE DISTRIBUTION

         The Company will distribute the 8,500,000 shares of ASAP to its shareholders on a pro-rata basis. As a result, shareholders of the Company immediately prior to the Reorganization will own same number of shares in ASAP as they owned in the Company prior to the Reorganization.

         Shortly after the Annual Meeting, ASAP will file a Form 10SB with the Securities and Exchange Commission (the "SEC") to register the shares of ASAP's common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), which will subject ASAP to the reporting requirements of the Exchange Act. The Distribution will occur after the Form 10SB has become effective and all comments from the SEC have been cleared. Once the Distribution has been made, ASAP intends to make available information that will allow a broker to file a Form 15c2-11 to post a quotation and obtain a trading symbol for the shares of ASAP on the Over-The Counter Bulletin Board. The shares distributed as part of the Distribution will be freely tradable once the Form 10SB has become effective and all comments of the SEC have been cleared.

         The distribution of the shares of ASAP's common stock will be taxable to the Company's shareholders.

FINANCIAL INFORMATION

                         CYBER MERCHANTS EXCHANGE, INC.
                        PROFORMA CONDENSED BALANCE SHEET



                                                            Pro Forma                         Pro Forma         Pro Forma
                                          12/31/04       Adjustments(1)        Subtotal      Adjustments(2)     Combined
                                       ---------------  ----------------   ---------------  ---------------  ---------------
                                         (Unaudited)
Total assets                           $       111,184  $      (111,184)   $            --  $            --  $            --
                                       ===============  ===============    ===============  ===============  ===============
Total current liabilities              $       878,168  $      (453,168)   $       425,000  $      (425,000) $            --
                                       ===============  ===============    ===============  ===============  ===============
Total long-term obligations            $            --  $            --    $            --  $            --  $            --
                                       ===============  ===============    ===============  ===============  ===============
Total stockholders' (deficit) equity   $      (766,984) $      (341,984)   $      (425,000) $       425,000  $            --
                                       ===============  ===============    ===============  ===============  ===============

----------



(1)  These  adjustments   reflect  the  transfer  of  all  the  assets  and  all
     liabilities in excess of $425,000 of the Company to ASAP Show Inc., a wholly owned subsidiary of the Company, and the subsequent spin-off of ASAP to the Company's shareholders through the distribution of ASAP's shares. These adjustments also reflect the stock bonus and reverse split of the Company, which had no net impact on the pro forma condensed balance sheet.

(2) These adjustments reflect the $425,000 investment from Keating Reverse Merger Fund, LLC, which will be used to pay the Company's remaining liabilities.

                         CYBER MERCHANTS EXCHANGE, INC.
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS

                                                           Pro Forma                           Pro Forma      Pro Forma
                                           6/30/04      Adjustments(3)       Subtotal        Adjustments(4)   Combined
                                       ---------------  ---------------    ---------------  ---------------  ----------
Net sales                              $     1,771,475  $    (1,771,475)   $            --  $            --  $       --
                                       ===============  ===============    ===============  ===============  ==========
Loss from operations                   $      (549,043) $       549,043    $            --  $            --  $       --
                                       ===============  ===============    ===============  ===============  ==========
Net loss                               $    (1,270,563) $     1,270,563    $            --  $            --  $       --
                                       ===============  ===============    ===============  ===============  ==========
Basic and diluted net loss available
  to common shareholders per
  common share                         $         (0.17)                                                      $       --
                                       ===============                                                       ==========
Basic and diluted weighted average
  common shares outstanding                  7,472,673       (6,472,673)         1,000,000        7,000,000   8,000,000
                                       ===============  ===============    ===============  ===============  ==========

----------
(3) These adjustments reflect the transfer of all the operations of the Company to ASAP Show Inc., a wholly owned subsidiary of the Company, and the subsequent spin-off of ASAP to the Company's shareholders through the distribution of ASAP's shares. These adjustments also reflect the impact of the stock bonus (1,027,327 shares) and the 8.5 to 1 reverse split.

(4) These adjustments reflect the issuance of 7,000,000 shares for the investment from Keating Reverse Merger Fund, LLC.

                         CYBER MERCHANTS EXCHANGE, INC.
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS


                                           12/31/04        Pro Forma                          Pro Forma         Pro Forma
                                         (Unaudited)    Adjustments(5)       Subtotal       Adjustments(6)      Combined
                                       --------------   --------------    --------------    --------------     -----------
Net sales                              $      949,444    $  (949,444)     $           --    $           --     $        --
                                       ==============    ===========      ==============    ==============     ===========
Loss from operations                   $     (237,692)   $   237,692      $           --    $           --     $        --
                                       ==============    ===========      ==============    ==============     ===========
Net loss                               $     (242,284)   $   242,284      $           --    $           --     $        --
                                       ==============    ===========      ==============    ==============     ===========
Basic and diluted net loss available
  to common shareholders per
  common share                         $        (0.03)                                                         $        --
                                       ==============                                                          ===========
Basic and diluted weighted average
  common shares outstanding                 7,472,673     (6,472,673)          1,000,000         7,000,000       8,000,000
                                       ==============    ===========      ==============    ==============     ===========

----------
(5) These adjustments reflect the transfer of all the operations of the Company to ASAP Show Inc., a wholly owned subsidiary of the Company, and the subsequent spin-off of ASAP to the Company's shareholders through the distribution of ASAP's shares. These adjustments also reflect the impact of the stock bonus (1,027,327 shares) and the 8.5 to 1 reverse split.

(6) These adjustments reflect the issuance of 7,000,000 shares for the investment from Keating Reverse Merger Fund, LLC.

                                 ASAP SHOW INC.
                        PROFORMA CONDENSED BALANCE SHEET


                                         12/31/04        Pro Forma        Pro Forma
ASSETS                                  (Unaudited)    Adjustments(7)     Combined
                                       ------------  -----------------    ---------
Total assets                           $         --  $         111,184    $ 111,184
                                       ============  =================    =========
Total current liabilities              $         --  $         453,168    $ 453,168
                                       ============  =================    =========
Total long-term obligations            $         --  $              --    $      --
                                       ============  =================    =========
Total stockholders' (deficit) equity   $         --  $        (341,984)   $(341,984)
                                       ============  =================    =========

----------
(7) These adjustments reflect the transfer of all the assets and liabilities in excess of $425,000 of the Company to ASAP Show Inc., a wholly owned subsidiary of the Company , and the subsequent spin-off of ASAP to the Company's shareholders through the distribution of ASAP's shares.

                                 ASAP SHOW INC.
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2004



                                                                  6/30/04        Pro Forma        Pro Forma
                                                                (Unaudited)    Adjustments(8)     Combined
                                                               -------------   --------------    -----------
Net sales                                                      $          --   $    1,771,475    $ 1,771,475
                                                               =============   ==============    ===========
Loss from operations                                           $          --   $     (556,381)   $  (556,381)
                                                               =============   ==============    ===========
Net loss                                                       $          --   $   (1,277,901)   $(1,277,901)
                                                               =============   ==============    ===========
Basic and diluted net loss available to common shareholders
  per common share                                             $          --                     $     (0.15)
                                                               =============                     ===========
Basic and diluted weighted average common shares outstanding              --        8,500,000      8,500,000
                                                               =============   ==============    ===========

----------
(8) These adjustments reflect the transfer of all the operations of the Company to ASAP Show Inc., a wholly owned subsidiary of the Company , and the subsequent spin-off of ASAP to the Company's shareholders through the distribution of all of ASAP's 8,500,000 shares. These adjustments also reflect the impact of the stock bonus ($7,338) as if it occurred just prior the transfer and distribution.

                                 ASAP SHOW INC.
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2004


                                                                   12/31/04          Pro Forma        Pro Forma
                                                                  (Unaudited)      Adjustments(9)     Combined
                                                               ----------------   ---------------    -----------
Net sales                                                      $             --   $       949,444    $   949,444
                                                               ================   ===============    ===========
Loss from operations                                           $             --   $      (245,030)   $  (245,030)
                                                               ================   ===============    ===========
Net loss                                                       $             --   $      (249,622)   $  (249,622)
                                                               ================   ===============    ===========
Basic and diluted net loss available to common shareholders
  per common share                                             $             --                      $     (0.03)
                                                               ================                      ===========
Basic and diluted weighted average common shares outstanding                 --         8,500,000      8,500,000
                                                               ================   ===============    ===========

----------
(9) These adjustments reflect the transfer of all the operations of the Company to ASAP Show Inc., a wholly owned subsidiary of the Company , and the subsequent spin-off of ASAP to the Company's shareholders through the distribution of all of ASAP's 8,500,000 shares. These adjustments also reflect the impact of the stock bonus ($7,338) as if it occurred just prior the transfer and distribution.


                                                                 Cyber Merchants Exchange, Inc. - Historical(10)
                              ---------------------------------------------------------------------------------------------------
                                                                                                                      6 Months
                                 Year Ended       Year Ended       Year Ended      Year Ended       Year Ended          Ended
Summary of operations data:       6/30/00          6/30/01           6/30/02         6/30/03          6/30/04         12/31/03
                              --------------   ---------------  ---------------  --------------   --------------   --------------
                                                                                                                     (Unaudited)
Net revenues                  $       55,530   $       82,822   $      623,087   $    1,107,679   $    1,771,475   $    1,265,625
                              ==============   ==============   ==============   ==============   ==============   ==============

Operating (loss) income       $   (3,341,798)  $   (3,570,937)  $  (14,004,069)  $   (1,513,681)  $     (549,043)  $      (60,428)
                              ==============   ==============   ==============   ==============   ==============   ==============

Net (loss) income             $   (3,287,659)  $  (36,604,185)  $   (2,182,051)  $   (1,952,265)  $   (1,270,563)  $     (780,762)
                              ==============   ==============   ==============   ==============   ==============   ==============
Basic and diluted (loss)
 earnings per
  common share                $        (0.53)  $        (4.83)  $        (0.29)  $        (0.26)  $        (0.17)  $        (0.10)
                              ==============   ==============   ==============   ==============   ==============   ==============
Shares used in computing
  basic and diluted loss per
  common share                     6,228,249        7,583,673        7,583,369        7,472,673        7,472,673        7,472,673
                              ==============   ==============   ==============   ==============   ==============   ==============
Cash dividends declared,
  per common share            $           --   $           --   $           --   $           --   $           --   $           --
                              ==============   ==============   ==============   ==============   ==============   ==============

Balance sheet data:               6/30/00          6/30/01          6/30/02          6/30/03          6/30/04         12/31/03
                              --------------   --------------   --------------   --------------   --------------   --------------
                              (Unaudited)      (Unaudited)
Total assets                  $    7,733,678   $    5,601,893   $    2,925,215   $    1,219,329   $      112,815   $      339,138
                              ==============   ==============   ==============   ==============   ==============   ==============

Total liabilities             $      691,114   $      792,781   $      233,687   $      480,066   $      637,515   $      374,037
                              ==============   ==============   ==============   ==============   ==============   ==============

Total long-term obligations   $           --   $           --   $           --   $           --   $           --   $           --
                              ==============   ==============   ==============   ==============   ==============   ==============
Total stockholders' (deficit)
  equity                      $    7,042,564   $    4,809,112   $    2,691,528   $      739,263   $     (524,700)  $      (34,899)
                              ==============   ==============   ==============   ==============   ==============   ==============
Book value per common share


                               ------------
                                 6 Months
                                  Ended
Summary of operations data:      12/31/04
                               -----------
                               (Unaudited)

Net revenues                   $   949,444
                               ===========

Operating (loss) income        $  (237,692)
                               ===========

Net (loss) income              $  (242,284)
                               ===========
Basic and diluted (loss)
 earnings per
  common share                 $     (0.03)
                               ===========
Shares used in computing
  basic and diluted loss per
  common share                   7,472,673
                               ===========
Cash dividends declared,
  per common share             $        --
                               ===========

Balance sheet data:            12/31/04
                               -----------

Total assets                   $   111,184
                               ===========

Total liabilities              $   878,168
                               ===========

Total long-term obligations    $        --
                               ===========
Total stockholders' (deficit)
  equity                       $  (766,984)
                               ===========

Book value per common share    $     (0.10)
                               ===========


----------

(10) The pro forma selected financial data for the Company is not applicable, as all operations, assets and liabilities in excess of $425,000 will be spun-off to ASAP Show Inc. through the transfer of assets and liabilities to ASAP and the subsequent spin-off of ASAP to the Company's shareholders through the distribution of ASAP's shares. The pro forma number of shares outstanding for the Company will be 8,000,000, after the effect of the issuance of a common stock bonus of 1,027,327, a reverse stock split of 8.5 to 1 and the issuance of 7,000,000 shares for $425,000 (which will be used to repay all remaining liabilities of the Company).


                                                            ASAP Show, Inc. - Pro Forma(11)
                                                       -----------------------------------------
                                                                                   Six months
                                                       Year Ended 6/30/04        Ended 12/31/04
                                                       -----------------------------------------
Summary of operations data
Net revenues                                           $       1,771,475           $   949,444
                                                       =================           ===========
Operating loss                                         $        (556,381)          $  (237,692)
                                                       =================           ===========
Net loss                                               $      (1,277,901)          $  (242,284)
                                                       =================           ===========
Basic and diluted loss per common share                $           (0.15)          $     (0.03)
                                                       =================           ===========
Shares used in computing basic and diluted loss per
  common share                                                 8,500,000             8,500,000
                                                       =================           ===========
Cash dividends declared, per common share              $              --           $        --
                                                       =================           ===========

                                                             6/30/04                 12/31/04
                                                       -----------------           -----------
Balance sheet data:
Total assets                                           $         112,815           $   111,184
                                                       =================           ===========
Total liabilities                                      $         212,515           $   453,168
                                                       =================           ===========
Total long-term obligations                            $              --           $        --
                                                       =================           ===========
Total stockholders' (deficit) equity                   $         (99,700)          $  (341,984)
                                                       =================           ===========
Book value per common share                                                        $     (0.04)
                                                                                   ===========

----------
(11) There is no historical selected financial data for ASAP Show Inc. as it is a newly created entity. The pro forma financial information for ASAP Show Inc. is the result of all operations, assets and liabilities in excess of $425,000 being transferred from the Company to ASAP, and the subsequent spin-off of ASAP to the Company's shareholders through the distribution of ASAP's 8,500,000 shares. These results also reflect the impact of the Company's stock bonus ($7,338) as if it occurred at the beginning of the fiscal year ended June 30, 2004 just prior to the transfer and distribution.

ASAP'S PLAN OF OPERATIONS FOLLOWING REORGANIZATION

         Following the Reorganization ASAP will operate the trade show business currently being operated by the Company. The current management and board of directors of the Company will be the management and board of directors of ASAP.

THE INVESTMENT

         Subject to the approval of the Company's shareholders, and further subject to completion of the Reverse Split, the transactions under the Transfer Agreement and the Distribution, each to the satisfaction of Keating, Keating will purchase 7,000,000 shares of common stock of the Company for $425,000. As a result of this Investment, Keating will own 87.5% of the outstanding shares of the Company and the current shareholders of the Company (including the recipients of the Stock Bonus) will own the remaining 12.5% of the outstanding shares of the Company. The transactions of the SPA are also subject to a number of other conditions including, without limitation, the approval of the SPA and the transactions contemplated thereunder by the Company's shareholders, the Company having no liabilities of any kind or nature, the Company being current in its filings with the SEC, completion of due diligence satisfactory to Keating, and the Company's common stock being quoted on and trading on the Over-The-Counter Bulletin Board.



         Management and the Board of Directors consider the Investment to be fair to all of the shareholders and in their best interest. In considering the Investment, the Board of Directors considered several factors including the illiquidity of the Company's common stock, the pricing and structure of similar transactions and the lack of options available to the Company to obtain financing. For example, within the past year, 76% of the outstanding shares of Fun City Popcorn, Inc. were sold for $300,000 and the assumption of $66,800 in debt; 75.7% of the outstanding shares of SK Technologies Corp. were sold for $350,000; and 67.9% of the outstanding shares of Boulder Acquisitions, Inc. were sold for $300,000. The price paid for control in these cases was the key factor considered by the Board of Directors. The SPA and the Investment were unanimously approved by Board of Directors including the 3 non-employee directors. The common stock of the Company is currently listed on the Over-The-Counter Bulletin Board. However there is very little trading in the stock. In addition the Board of Directors considered the fact that at September 30, 2004, the Company had a negative net book value and no liquidation value. The specific terms of the Investment were negotiated by Frank Yuan, the President of the Company, and representatives of Keating. The Company had tried unsuccessfully to obtain financing through a private placement. The only financing available to the Company other than the Investment is the Yuan Loan. The Board of Directors of the Company did not obtain a fairness opinion from an investment banking firm when it considered the Investment.

         In connection with the closing of the transactions under the SPA, the current directors and officers of the Company will resign and Kevin Keating will be appointed the sole director and officer of the Company. Information about Mr. Keating is as follows:

        Kevin R. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating serves as an officer and director for a number of public companies.

Mr. Keating's past experience with "blank check" companies includes the following:

     1. Mr. Keating has been an officer and director of Wentworth I, Inc. since April 2001. Wentworth I is currently a reporting blank check company.

     2. Mr. Keating has been an officer and director of Wentworth II, Inc. since April 2001. Wentworth II is currently a non-reporting blank check company.

     3. Mr. Keating became an officer and director of Wentworth III, Inc. in April 2001. Wentworth III was acquired by Catalyst Lighting Group, Inc. in August 2003, current ticker symbol CYSL.

     4. Mr. Keating became an officer and director of iVideoNow, Inc. in January 2002. iVideoNow was acquired by 99 Cent Stuff, Inc. in September 2003, current ticker symbol NNCT.

     5. Mr. Keating became an officer and director of Prologue in September 2003. Prologue was acquired by uWink, Inc. in December 2003, current ticker symbol UWNK.

     6. Mr. Keating became an officer and director of Micro Interconnect Technology, Inc. in October 2003. Micro was acquired by Lanbo Financial Group Ltd. in November 2004, current ticker symbol LNBO.

     7. Mr. Keating became an officer and director of Enchanted Village, Inc. in January 2004. Enchanted Village was acquired by SORL Auto Parts, Inc. in May 2004, current ticker symbol SAUP.

     8. Mr. Keating became an officer and director of Sunningdale, Inc. in April 2004. Sunningdale was acquired by Advanced Aluminium Group Ltd. in October 2004, current ticker symbol ADGR.

     9. Mr. Keating became an officer and director of Purezza Group, Inc. in April 2004, current ticker symbol PRZA. Purezza is currently a blank check company.

     10. Mr. Keating became an officer and director of Chiste Corporation in May 2004, current ticker symbol CSTC. Chiste is currently a blank check company.

     11. Mr. Keating became an officer and director of Qorus.com, Inc. in June 2004, current ticker symbol QRUS. Qorus is currently a blank check company.

THE COMPANY'S PLAN OF OPERATIONS FOLLOWING REORGANIZATION

        Following the Reorganization, the Company's plan of operations is based on identifying and attracting a suitable privately held company, one that has both a business history and operating assets, with which to effect a business combination. Keating has no current plans, proposals, arrangements, agreements or understandings concerning a proposed business combination with the Company following the Reorganization.

        The Company's purpose is to seek, investigate and, if such investigation warrants, acquire an interest in an operating business presented to it by persons or firms who or which desire to seek the advantages of an issuer who has complied with the reporting requirements of Exchange Act. The Company will not restrict its search to any specific business, industry, or geographical location, and may participate in a business venture of virtually any kind or nature. This discussion of the proposed business is purposefully general and is not meant to be restrictive of the Company's virtually unlimited discretion to search for and enter into a potential business combination. Management anticipates that it may be able to participate in only one potential business combination because the Company has nominal assets and limited financial resources.

The Company may seek a business combination with entities which have recently commenced operations, or which wish to utilize the public marketplace in order to raise additional capital in order to expand into new products or markets, to develop a new product or service, or for other corporate purposes. The Company may acquire assets and establish wholly owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.

The Company anticipates that the selection of a business opportunity in which to participate will be complex and extremely risky. Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, the Company's management believes that there are numerous firms seeking the benefits of an issuer who has complied with the reporting requirements of the Exchange Act. Such benefits may include facilitating or improving the terms on which additional equity financing may be sought, providing for incentive stock options or similar benefits to key employees, and providing liquidity (subject to restrictions of applicable statutes) for shareholders. Potentially, available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. The Company has, and will continue to have, limited capital with which to provide the owners of business opportunities with any significant cash or other assets. However, the Company's management believes the Company will be able to offer owners of acquisition candidates the opportunity to acquire a controlling ownership interest in an issuer who has complied with the reporting requirements of the Exchange Act without incurring the cost and time required to conduct an initial public offering.

         The analysis of new business opportunities will be undertaken by, or under the supervision of, the officers and directors of the Company. The Company's management intends to concentrate on identifying preliminary prospective business opportunities which may be brought to its attention through present associations of the Company's officers and directors, or by the Company's shareholders. The Company may engage financial advisors and investment banking firms to assist it in identifying and analyzing prospective business opportunities. Due to the limited financial resources of the Company, it is likely that these advisors and firms will be compensated, generally on a success basis, in the form of cash and the Company's stock.

        In analyzing prospective business opportunities, management will consider such matters as the available technical, financial and managerial resources; working capital and other financial requirements; history of operations, if any; prospects for the future; nature of present and expected competition; the quality and experience of management services which may be available and the depth of that management; the potential for further research, development or exploration; specific risk factors not now foreseeable but which then may be anticipated to impact the proposed activities of the Company; the potential for growth or expansion; the potential for profit; the public recognition of acceptance of products, services or trades; name identification; and other relevant factors. Officers and directors of the Company expect to interview or meet with management and key personnel of the business opportunity as part of their investigation. To the extent possible, the Company intends to utilize written reports and personal investigation to evaluate the above factors, including such reports and investigations prepared by its financial advisors.

        As part of the Company's compliance with the reporting requirements of the Exchange Act, the Company intends to furnish information about significant acquisitions, including audited financial statements for the target company, covering one, two or three years depending upon the revenue and other attributes of the target company. Consequently, acquisition prospects that do not have or are unable to obtain the required audited statements will not be appropriate for acquisition candidates.

        In implementing a structure for a particular business acquisition, the Company may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. The Company may alternatively purchase the capital stock or the operating assets of an existing business.


        The structure of the business combination will depend on, among other factors:

o    the nature of the target business,

o the Company's needs and desires and the needs and desires of those persons controlling the target business,

o    the management of the target business and

o the Company's relative negotiating strength compared to the strength of the persons controlling the target business.

         It is possible that, after the Company successfully consummates a merger or acquisition with an unaffiliated entity, that entity may desire to employ or retain one of the Company's officers or directors for the purposes of providing services to the surviving entity. However, the Company has adopted a policy whereby the offer of any post-transaction employment to current officers or directors will not be a consideration in the Company 's decision to undertake any proposed transaction. Each member of the Company's management has agreed to disclose to the Board of Directors any discussions concerning possible employment by any entity that proposes to undertake a transaction with the Company and further, to abstain from voting on the transaction. Therefore, as a practical matter, if each member of the Board of Directors is offered employment in any form from any prospective merger or acquisition candidate, the proposed transaction will not be approved by the Board of Directors as a result of the inability of the Board of Directors to affirmatively approve the transaction. The transaction would then be subject to the approval of a majority of the Company's existing shareholders.

         Any merger or acquisition can be expected to have a significant dilutive effect on the percentage of shares held by the Company's existing stockholders. The target businesses that the Company will likely consider will, in all probability, have significantly more assets than the Company has. Therefore, in all likelihood, the Company's management will offer a controlling interest in the Company to the owners of the target business. While the actual terms of a transaction to which the Company may be a party cannot be predicted, the Company expects that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a so-called "tax-free" reorganization under Sections 368(a)(1) or 351 of the Internal Revenue Code. In order to obtain tax-free treatment under the Internal Revenue Code, the owners of the acquired business may need to own 80% or more of the voting stock of the surviving entity. As a result, the Company's stockholders would retain 20% or less of the issued and outstanding shares of the surviving entity, which would result in significant dilution in their ownership percentage of the entity after the combination and may also result in a reduction in the net tangible book value per share of the Company's existing stockholders. In addition, all or a majority of the Company's current directors and officers will probably, as part of the terms of the acquisition transaction, resign as directors and officers.

         To complete a merger or acquisition, the Company may also have to compensate certain advisors, finders and investment banking firms for services rendered in connection with the identification of private company targets and the negotiation and completion of the transaction. Due to the Company's limited resources, it is expect that all or a portion of this compensation will be in the form of the Company's common stock, which will have a further dilutive effect on the percentage of shares held by the Company's existing stockholders.

        The Company will remain an insignificant player among the firms which engage in business combinations. There are many established venture capital and financial concerns which have significantly greater financial and personnel resources and technical expertise than the Company has. In view of the Company's limited financial resources and limited management availability, the Company will continue to be at a significant disadvantage compared to other venture capital and financial concerns that compete with the Company. The Company will also be competing for acquisition opportunities with other public shell companies that do not have an operating business.

        The Company's activities following a business combination with a target company will be dependent on the nature of the acquired business, as well as the interest acquired. It may be expected that the acquired business will present various risks to the Company's existing stockholders. We cannot yet appropriately assess the risks of the business at the present time, even in general terms, as we have not restricted the Company's search for a potential target company to any one particular field of endeavor.

APPOINTMENT OF THE COMPANY'S INDEPENDENT ACCOUNTANT

         As a condition of the Reorganization, Corbin and Company will be appointed independent accountants for the Company, and such appointment must be accepted.

                              SHAREHOLDER PROPOSALS

         In order to be considered for inclusion in the proxy materials for the Company's 2005 Annual Meeting of Shareholders, the Company must receive written notice of any shareholder proposal by June 30, 2005. The Company did not receive notice of any shareholder proposal or nominations of persons for election to the Board of Directors relating to the 2004 Annual Meeting. All proposals and nominations should be directed to the Company principal executive offices at 4349 Baldwin Ave., Unit A, El Monte, CA. 91731, Attention: Manager of Investor Relations.

                                  OTHER MATTERS

         A copy of the Company's 2004 Annual Report has been previously sent to shareholders.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any Proxy in which no direction is specified will be voted in favor of the Reorganization proposals.

         The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

                                             By Order of the Board of Directors,

                                             /s/ Frank S. Yuan
                                             -----------------------------------
                                             Frank S. Yuan
                                             CHAIRMAN OF THE BOARD AND CHIEF
                                             EXECUTIVE OFFICER

April 8, 2005

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                         CYBER MERCHANTS EXCHANGE, INC.

         This Audit Committee Charter ("Charter") is the duly adopted governing document of the Cyber Merchants Exchange, Inc. ("Company") audit committee ("Committee"), a duly constituted committee of the Company's Board of Directors ("Board").

1.   RESPONSIBILITIES   OF  THE   COMMITTEE.   The  scope  of  the   Committee's
     responsibilities shall include the following:

          1.1. GENERAL OVERSIGHT. To assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established, and the audit process;

          1.2. INDEPENDENT AUDITORS. To select, evaluate, and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement);

          1.3. STATEMENT ON INDEPENDENCE. To ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

          1.4. ASSESSMENT OF INDEPENDENCE. To actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and

          1.5. OVERSIGHT OF INDEPENDENCE. To take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

2. COMPOSITION OF THE COMMITTEE. Subject to subsections 2.1 through 2.3, the Committee shall be comprised of at least three members, each such member being an independent director, and each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee.

          2.1. INDEPENDENT DIRECTORS. Independent directors are not officers of the Company and are, in the view of the Board, free of any relationship that would interfere with the exercise of independent judgment. The following persons shall not be considered independent:

               a. A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

               b. A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

               c. A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

               d. A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

               e. A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

          2.2. FINANCIAL EXPERIENCE. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

          2.3. SPECIAL CIRCUMSTANCES. One director who is not independent as defined in subsection 2.1 and is not a current employee or an immediate family member of such employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

3. SPECIFIC DUTIES OF THE COMMITTEE. In meeting its responsibilities, the Committee is expected to:

          3.1.  ACCOUNTABILITY  OF  INDEPENDENT  AUDITOR.   Communicate  to  the
          independent auditor its ultimate accountability to the Board and the Committee, as representatives of the shareholders.

          3.2.    SPECIFIC    RESPONSIBILITIES.    Accomplish    its    specific
          responsibilities set forth in subsections 1.2 through 1.5;

          3.3. GENERAL OVERSIGHT. In connection with its general oversight responsibility,

               a.   Provide  an  open  avenue  of   communication   between  the
               independent auditor and the Board;

               b. Review and update the Committee's Charter annually;

               c. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company;

               d. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor;

               e. Consider with management and the independent auditor the rationale for employing audit firms other than the principal independent auditor;

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               f. Consider and review with the independent auditor:

                    1. The adequacy of the Company's internal controls including computerized information system controls and security; and

                    2. Any related significant findings and recommendations of the independent auditor together with management's responses thereto;

               g. Review with management and the independent auditor at the completion of the annual examination:

                    1. The Company's annual financial statements and related footnotes;

                    2.  The   independent   auditor's  audit  of  the  financial
                    statements and its report thereon;

                    3. Any significant changes required in the independent auditor's audit plan;

                    4. Any serious difficulties or disputes with management encountered during the course of the audit; and

                    5. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards;

               h. Consider and review with management:

                    1. Significant findings during the year and management's responses thereto;

                    2. Any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditor's work or access to required information; and

                    3. Any changes required in the planned scope of the independent auditor's plan;

               i. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements;

               j. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor;

               k. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators;

               l. Meet with the independent auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee;

               m.   Report   Committee   actions   to  the   Board   with   such
               recommendations as the Committee may deem appropriate;

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               n.  Prepare a letter that  complies  with Item 7 of Schedule  14A under the  Securities  Exchange Act of 1934 for  inclusion in the
               annual  report  and/or  proxy   statement   that   describes  the
               Committee's composition and responsibilities, and how they were discharged;

               o. Meet in connection with each regularly scheduled meeting of the Board or more frequently as circumstances require, and the Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary; and

               p. Perform such other functions as assigned by law, the Company's articles of incorporation or bylaws, or the Board.

4. MISCELLANEOUS. The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board. Meetings of the Committee shall be noticed and conducted in accordance with the provisions of the Company's articles of incorporation and bylaws governing committees. This Charter may be amended from time to time by act of the Committee, subject to the provisions of the Company's articles of incorporation and bylaws governing committees.

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